Proprietary and Confidential Key Performance Indicators Restore our brokerage business to growth Ramp our services business, particularly RecoveryPLUS Streamline our cost structure Exhibit 99.2

Proprietary and Confidential
Q3FY05 Key Financial Metrics
0
5
10
15
20
25
Q304
(YoY)
Q205
(QoQ)
Q305
Gross Revenue (millions)
17%
34%
33%
0%
10%
20%
30%
40%
Q304
(YoY)
Q205
(QoQ)
Q305
Gross Margin
0
5
10
15
Q304
(YoY)
Q205
(QoQ)
Q305
Operating Expense (millions)
(0.17)
(0.16)
(0.08)
(0.20)
(0.10)
-
Q304
(YoY)
Q205
(QoQ)
Q305
Earnings Per Share
UP 17%
DOWN 18%